Nationwide Life Insurance Company • Nationwide Variable Account - II

Prospectus supplement dated September 20, 2012 to the
Nationwide Heritage Annuity and Schwab Income Choice Variable Annuity prospectus dated May 1, 2012

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Effective October 26, 2012, the following underlying mutual fund will be liquidated and will be merged into the new underlying mutual fund as indicated below:

Liquidated Underlying Mutual Fund	Merged Underlying Mutual Fund
Oppenheimer Variable Account Funds: Oppenheimer High Income Fund/VA – Class 4	Oppenheimer Variable Account Funds: Oppenheimer Global Strategic Income Fund/VA – Service Shares